AMENDMENT NO.1 TO SECURITIES PURCHSE AGREEMENT

         This Amendment No. 1 to Securities Purchase Agreement (this "AMENDMENT"), dated as of November __, 2006, is entered into by and between REMOTE DYNAMICS, INC., a Delaware corporation (the "COMPANY"), and SDS CAPITAL GROUP SPC, LTD. for itself and on behalf of its Class A Segregated portfolio, Class B Segregated portfolio, Class C Segregated portfolio and all future Segregated portfolios created by it from time to time ("PURCHASER"), for the purpose modifying certain terms of the Securities Purchase Agreement dated as of May 31, 2005, by and between the Company and Purchaser (as amended, modified or supplemented from time to time, the "SECURITIES PURCHASE AGREEMENT") and the other Transaction Documents (as defined in the Securities Purchase Agreement) Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

         WHEREAS, concurrently herewith, Bounce Mobile Systems, Inc. ("BMSI") and the Company are entering into a Share Exchange Agreement (the "SHARE EXCHANGE AGREEMENT" pursuant to which the Company is acquiring from BMSI 100% of the outstanding capital stock of BounceGPS, Inc. in exchange for 5,000 authorized, but unissued, shares of the Company's Series C Preferred Stock having such rights, preferences and privileges as set forth in the Series C Preferred Stock Certificate of Designations included as Exhibit A to the Share Exchange Agreement (the "SERIES C PREFERRED") and the other securities of the Company referenced therein; and

         WHEREAS, concurrently herewith, the Company is entering into a Note and Warrant Purchase Agreement (the "NOTE PURCHASE AGREEMENT") pursuant to which BMSI and the other purchasers named therein are purchasing from the Company the Series B Notes, the OID Notes and the Warrants, each as defined therein ; and

         WHEREAS, Purchaser desires to induce (a) BMSI and the Company to enter into the Share Exchange Agreement and to consummate the transactions contemplated thereby and (b) the Company and BMSI to enter into the Note Purchase Agreement and to consummate the transactions contemplated thereby,

         NOW,  THEREFORE,  in consideration of the above, and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

         1. Purchaser hereby waives any breach or default by the Company, whether occurring on or prior to the date hereof or at any time hereafter, with respect to the following provisions of the Securities Purchase Agreement: (a) the representations or warranties of the Company set forth in Section 3, (b) the first sentence of Section 4(b), (c) the second sentence of Section 4(c), (d)
Section 4(g),  (e) Section 4(q),  (f) Section  4(t),  (g) Section 4(u),  and (h)
Section 4(v).

         2. The Securities Purchase Agreement is hereby amended by deleting Sections 4(p), 4(r) and 4(s) thereof in their entirety.


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         3.  Purchaser  hereby  consents  under  Section 4(k) of the  Securities
Purchase Agreement to the repayment, repurchase or redemption of the Notes (as defined in the Note Purchase Agreement and in the Share Exchange Agreement).

         4. The Registration Rights Agreement is hereby amended as follows:

                  (a) All references in Section 2(a) and (b) thereof to "the date hereof" or "the issuance of the C Warrants" shall be deemed to be references to the date of this Amendment;

                  (b) Clause (iii) of the third sentence of Section 2(b) is deleted in its entirety;

                  (c) The words "or the Common Stock is not listed or included for quotation on the SmallCap Market, the National Market, NYSE or AMEX" are deleted from clause (F) of the fourth sentence of Section 2(b);

                  (d) The last two sentences of Section 3(b) are deleted in their entirety; and

                  (e) The words "and the fees and disbursements of one counsel selected by the Investors holding a majority of the Registrable Securities (with a maximum reimbursable fee of $7,500 unless otherwise approved by the Company, which approval shall not be withheld unreasonably)" are deleted from Section 5.

         5. The May Warrant is hereby amended by deleting Section 3(f) thereof in its entirety.

         6. Purchaser hereby consents to the amendments to the rights, preferences and privileges of the Series B Preferred Stock as set forth in the form of Amended and Restated Certificate of Designation, Preferences and Rights of the Series B Preferred Stock attached as Exhibit H-1 to the Share Exchange Agreement.

         7. Purchaser hereby waives any and all adjustments to the conversion or exercise price of, and number of shares issuable upon conversion or exercise of, the Series B Preferred Stock and the Warrants (and any other securities or rights held by Purchaser which are convertible into or exercisable or exchangeable for, any shares of capital stock of the Company) in respect of the Series C Preferred, including in respect of the issuance of the Series C Preferred, the conversion thereof, and changes in the Conversion Rate thereof.

         8. Purchaser hereby waives any breach or default by the Company, whether occurring on or prior to the date hereof or at any time within 60 days hereafter, with respect to any and all provisions of the Transactions Documents (other than those specified in paragraph 1 above).

         9. From and after the date hereof, Purchaser and the Company agree to execute and deliver such other amendments, waivers and consents to and under the Transactions Documents, as may be necessary, as reasonably determined by BMSI's independent public accountant, to


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

enable  BMSI  to  consolidate   the  Company's   financial   results  in  BMSI's
consolidated financial statements.

         10. Purchaser hereby represents and warrants to the Company that (a) Purchaser owns beneficially all of the outstanding Securities, (b) the execution, delivery and performance by Purchaser of this Amendment are within Purchaser's organizational powers and have been duly authorized by all necessary corporate action of Purchaser, and (c) this Amendment has been duly and validly executed and delivered by Purchaser and constitutes a valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms.

         11. This Amendment shall be effective as of the date hereof following the execution and delivery of same by each of the Company and Purchaser.

         12. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. The parties acknowledge that BMSI is an intended third party beneficiary of this Amendment. This Amendment may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein. Any such modification, change, supplement, termination or waiver, and any other modification, change, supplement, termination or waiver to the Transaction Documents that would be in any way inconsistent with this Amendment, shall require the written consent of BMSI.

         13. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF DELAWARE. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.


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

*        *        *        *

         IN WITNESS WHEREOF, each of the Company and Purchaser has caused this Amendment No. 1 to the Securities Purchase Agreement to be signed in its name effective as of this ___ day of November, 2006.

                                    REMOTE DYNAMICS, INC.

                                    By:________________________________
                                       Name:
                                       Title:

                                    SDS CAPITAL  GROUP SPC,  LTD. FOR ITSELF AND
                                    ON  BEHALF   OF  ITS   CLASS  A   SEGREGATED
                                    PORTFOLIO,  CLASS  B  SEGREGATED  PORTFOLIO,
                                    CLASS C SEGREGATED  PORTFOLIO AND ALL FUTURE
                                    SEGREGATED  PORTFOLIOS  CREATED  BY IT  FROM
                                    TIME TO TIME

                                    By:________________________________
                                       Name:
                                       Title:


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